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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 August 8, 2006

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-SL2
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                       MERRILL LYNCH MORTGAGE LENDING INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
            Delaware                     333-130545               13-3416059
 (State or Other Jurisdiction            (Commission           (I.R.S. Employer
       Of Incorporation)                File Number)         Identification No.)

        250 Vesey Street                                            10080
    4 World Financial Center                                      (Zip Code)
           10th Floor
          New York, NY
(Address of Principal Executive
            Offices)
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors,
Inc. Mortgage Loan Asset-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 130545) (the
"Registration Statement"). Pursuant to the Registration Statement, the
Registrant issued $233,231,100 in aggregate principal amount Class A, Class M-1,
Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8,
Class M-9, Class B-1, Class B-2, and Class R Securities of its Merrill Lynch
Mortgage Investors Trust Mortgage Loan Asset-Backed Securities, Series 2006-SL2 on August 8, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 31, 2006, as supplemented by the Prospectus Supplement dated August 4, 2006 (collectively, the "Prospectus
Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Securities (as defined below), a form of which was filed as an exhibit to the Registration Statement.

     The Securities (as defined below) were issued pursuant to a Deposit Trust
Agreement, attached hereto as Exhibit 4.1, dated as of August 8, 2006, between Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), and
Wilmington Trust Company, as owner trustee (the "Owner Trustee"), and an
Indenture, attached hereto as Exhibit 4.2, dated as of August 8, 2006, among Merrill Lynch Mortgage Investors Trust, Series 2006-SL2, as issuing entity (the
"Issuing Entity"), Citibank, N.A., as indenture trustee (the "Indenture
Trustee"), and LaSalle Bank National Association, as securities administrator
(the "Securities Administrator"). The "Securities" consist of the following classes: Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, Class C, Class P,
Class R and Class G Securities. The Securities evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of sub-prime mortgage loans secured by primarily second lien, fixed rate sub-prime residential mortgage loans and adjustable rate home equity revolving lines of credit (together, the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $255,318,807 as of July 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix A to the Indenture.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1  Deposit Trust Agreement, dated as of August 8, 2006, between
               Merrill Lynch Mortgage Investors, Inc., as Depositor, and
               Wilmington Trust Company, as Owner Trustee.

          4.2  Indenture, dated as of August 8, 2006, among Merrill Lynch
               Mortgage Investors Trust, Series 2006-SL2, as Issuing Entity,
               Citibank, N.A., as Indenture Trustee, and LaSalle Bank National
               Association, as Securities Administrator.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1,
               2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and
               Merrill Lynch Mortgage Investors, Inc., as Purchaser.

          99.2 Servicing Agreement, dated as of August 8, 2006, among Depositor,
               Indenture Trustee, Securities Administrator, LaSalle Bank
               National Association, as master servicer, Issuing Entity,
               Wilshire Credit Corporation, as servicer, Merrill Lynch Mortgage
               Lending, Inc., as sponsor.

          99.3 Flow Servicing Agreement, dated as of August 8, 2006, among
               Merrill Lynch Mortgage Lending, Inc., as owner, Merrill Lynch
               Credit Corporation, as owner, and Countrywide Home Loans
               Servicing LP, as servicer.

          99.4 Assignment, Assumption & Recognition Agreement, dated as of
               August 8, 2006, between Merrill Lynch Mortgage Lending, Inc., a
               Delaware corporation, Merrill Lynch Credit Corporation, a
               Delaware corporation (collectively with Merrill Lynch Mortgage
               Lending, Inc., the assignors), Merrill Lynch Mortgage Investors
               Trust, Series 2006-SL2, a Delaware Trust, as assignee, and
               Countrywide Home

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               Loans Servicing LP, as servicer, and acknowledged and agreed to by Citibank, N.A., as Indenture Trustee, and LaSalle Bank
               National Association, as Master Servicer.

          99.5 Administration Agreement, dated as of August 8, 2006, among
               Merrill Lynch Mortgage Investors Trust, Series 2006-SL2, as
               Issuing Entity, Wilmington Trust Company, as Owner Trustee,
               LaSalle Bank National Association, as Securities Administrator, and Merrill Lynch Mortgage Investors, Inc., as Depositor.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Alan Chan
                                            ------------------------------------
                                        Name: Alan Chan
                                        Title: Authorized Signatory

Date: August 23, 2006

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                                  EXHIBIT INDEX

Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------
 4.1          Deposit Trust Agreement, dated as of August 8, 2006,
              between Merrill Lynch Mortgage Investors, Inc., as
              Depositor, and Wilmington Trust Company, as Owner
              Trustee.

 4.2          Indenture, dated as of August 8, 2006, among Merrill
              Lynch Mortgage Investors Trust, Series 2006-SL2, as
              Issuing Entity, Citibank, N.A., as Indenture Trustee, and LaSalle Bank National Association, as Securities
              Administrator.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2006, between Merrill Lynch Mortgage Lending
              Inc., as Seller, and Merrill Lynch Mortgage Investors,
              Inc., as Purchaser.

99.2          Servicing Agreement, dated as of August 8, 2006, among
              Depositor, Indenture Trustee, Securities Administrator,
              LaSalle Bank National Association, as master servicer,
              Issuing Entity, Wilshire Credit Corporation, as servicer, Merrill Lynch Mortgage Lending, Inc., as sponsor.

99.3 Flow Servicing Agreement, dated as of August 8, 2006, among Merrill Lynch Mortgage Lending, Inc., as owner,
              Merrill Lynch Credit Corporation, as owner, and
              Countrywide Home Loans Servicing LP, as servicer.

99.4 Assignment, Assumption & Recognition Agreement, dated as of August 8, 2006, between Merrill Lynch Mortgage
              Lending, Inc., a Delaware corporation, Merrill Lynch
              Credit Corporation, a Delaware corporation
              (collectively with Merrill Lynch Mortgage Lending,
              Inc., the assignors), Merrill Lynch Mortgage Investors
              Trust, Series 2006-SL2, a Delaware Trust, as assignee, and Countrywide Home Loans Servicing LP, as servicer, and acknowledged and agreed to by Citibank, N.A., as Indenture Trustee, and LaSalle Bank National
              Association, as Master Servicer.

99.5 Administration Agreement, dated as of August 8, 2006, among Merrill Lynch Mortgage Investors Trust, Series
              2006-SL2, as Issuing Entity, Wilmington Trust Company, as Owner Trustee, LaSalle Bank National Association, as
              Securities Administrator, and Merrill Lynch Mortgage
              Investors, Inc., as Depositor.
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